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                                                                 Exhibit (z)(2)

                           AGREEMENT OF JOINT FILING

            Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Amendment No. 7 to Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.
  Dated:   July 21, 1998
                                           COOPER RIVER PROPERTIES, L.L.C.


                                           By: /s/ JEFFREY P. COHEN
                                               --------------------------------
                                               Jeffrey P. Cohen
                                               Manager


                                           INSIGNIA PROPERTIES, L.P.

                                           By:  Insignia Properties Trust,
                                                its General Partner


                                           By: /s/ JEFFREY P. COHEN
                                               --------------------------------
                                               Jeffrey P. Cohen
                                               Senior Vice President


                                           INSIGNIA PROPERTIES TRUST


                                           By: /s/ JEFFREY P. COHEN
                                               --------------------------------
                                               Jeffrey P. Cohen
                                               Senior Vice President


                                           INSIGNIA FINANCIAL GROUP, INC.


                                           By: /s/ FRANK M. GARRISON
                                               --------------------------------
                                               Frank M. Garrison
                                               Executive Managing Director


                                           /s/ ANDREW L. FARKAS
                                           --------------------------------
                                           ANDREW L. FARKAS